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                                                                      Exhibit 23

              [CASTAING, HUSSEY & LOLAN, LLP LETTERHEAD]


                    INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 0-25756) of our report dated February 6, 1998 appearing in this Annual Report on Form 10-K of ISB Financial Corporation for the year ended December 31, 1997.

/s/ Castaing, Hussey & Lolan LLP
New Iberia, Louisiana
March 25, 1998